UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2005

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)		92806-2101 (Zip Code)

(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Pacific Sunwear of California, Inc. (the “Company”) has announced that Timothy M. Harmon, President and Chief Merchandising Officer, will retire from employment with the Company effective July 1, 2005. Mr. Harmon’s merchandising responsibilities will be assumed by the Company’s division presidents, Tom Kennedy (PacSun) and Lou Ann Bett (d.e.m.o.). The full text of the Company’s press release announcing Mr. Harmon’s retirement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1     Press Release issued by the Company on June 15, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2005	Pacific Sunwear of California, Inc.
/s/ SETH R. JOHNSON
Seth R. Johnson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company on June 15, 2005